                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                October 21, 1998

                      Eclipse Surgical Technologies, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                   California
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

      0-28288                                           77-0223740
---------------------                       ------------------------------------
(Commission File No.)                       (IRS Employer Identification Number)

                               559 Weddell Avenue
                          Sunnyvale, California 94089
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (408) 747-0120
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

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ITEM 5. OTHER EVENTS

     On October 21, 1998, Eclipse Surgical Technologies, Inc., a California corporation ("Eclipse"), RW Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Eclipse ("Merger Sub"), and CardioGenesis Corporation, a Delaware corporation ("CardioGenesis"), entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement") whereby, among other things, Merger Sub will be merged with and into CardioGenesis (the "Merger") and CardioGenesis will continue as the surviving corporation and become a wholly-owned subsidiary of Eclipse. The Merger will be structured as a tax-free reorganization, and will be accounted for as a pooling of interests.

     In connection with the Merger, each outstanding share of CardioGenesis Common Stock, $0.001 par value per share ("CardioGenesis Common Stock"), will be converted into 0.8 of a share of Eclipse Common Stock, no par value per share ("Eclipse Common Stock"), and each outstanding option to purchase a share of CardioGenesis Common Stock will be assumed by Eclipse and converted into an option to purchase 0.8 of a share of Eclipse Common Stock, with the exercise price adjusted accordingly. Eclipse and CardioGenesis have received fairness opinions from their respective financial advisors in connection with the Merger.

     Each party's obligation to consummate the Merger is contingent upon approval and adoption of the Reorganization Agreement and the Merger by the stockholders of CardioGenesis, the approval of the issuance of shares of Eclipse Common Stock to be issued in the Merger (the "Parent Stock Issuance") by the shareholders of Eclipse, the absence of a material adverse change with respect to the other party, favorable legal opinions to the effect that the Merger will be treated for federal income tax purposes as a tax-free reorganization, the receipt of an independent accountant's opinion that the Merger will be treated as a pooling of interests for accounting purposes, and certain other conditions set forth in the Reorganization Agreement. Each of Eclipse and CardioGenesis has covenanted that, until the consummation of the Merger or the termination of the Reorganization Agreement, it will carry on its business in the ordinary course and attempt to preserve its present business and relationships with customers, suppliers and others, and will not take certain actions without the other's consent, and will use its best efforts to consummate the Merger.

     Certain affiliates of Eclipse and CardioGenesis have entered into voting and affiliate agreements with CardioGenesis and Eclipse, respectively, in connection with the Merger. The Eclipse voting agreements provide that the shareholders will vote their shares of Eclipse Common Stock in favor of the issuance of Eclipse Common Stock pursuant to the Merger. The CardioGenesis voting agreements provide that the stockholders will vote their shares of CardioGenesis Common Stock in favor of approval of the Reorganization Agreement and the Merger. The affiliate agreements contain certain restrictions required for "pooling of interests" accounting and, in the case of CardioGenesis stockholders, restrictions under Rule 145 of the Securities Act of 1933, as amended.

     Eclipse and CardioGenesis have both agreed not to solicit, initiate discussions or engage in negotiations with any other party relating to a possible acquisition of either company, except that if

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the Board of Directors of either company receives an unsolicited proposal that is financially more favorable to its shareholders or stockholders than the Merger (a "Superior Proposal"), then the Board of Directors of that company will not be prevented from providing information to the party making the proposal, from communicating the proposal to its shareholders or stockholders, or from making a recommendation to its shareholders or stockholders in favor of the proposal should the directors' fiduciary duties so require. However, under certain conditions, such as if the Board of Directors of either CardioGenesis or Eclipse withholds, withdraws or modifies in an adverse manner its recommendation in favor of the adoption and approval of the Merger or the Parent Stock Issuance, or if the Board of Directors of either company recommends a Superior Proposal to its shareholders or stockholders, or in the case of an adverse shareholder or stockholder vote on the Merger or the Parent Stock Issuance, either company may be required to pay to the other party a termination fee of $3,000,000.

     The foregoing description of the Reorganization Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Reorganization Agreement, which is filed as an Exhibit to this statement and is herein incorporated by reference.

     It is anticipated that, assuming all conditions to the Merger are satisfied, the Merger will occur and a closing will be held in the first calendar quarter of 1999. The obligations of the parties under the Reorganization Agreement may be terminated by either party if the Merger has not occurred by February 28, 1999.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          2.1 Agreement and Plan of Reorganization by and among Eclipse Surgical Technologies, Inc., RW Acquisition Corporation and CardioGenesis Corporation, dated October 21, 1998.

          99.1 Form of Voting Agreement between CardioGenesis and certain affiliates of Eclipse.

          99.2 Form of Affiliate Agreement between Eclipse and certain affiliates of Eclipse.

          99.3 Press Release, dated October 22, 1998, entitled "Eclipse Surgical Technologies, Inc. and CardioGenesis Corp. to Combine."

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 30, 1998                ECLIPSE SURGICAL TECHNOLOGIES, INC.



                                       By: /s/ Kenneth E. Bennert
                                           -------------------------------------
                                           Name:  Kenneth E. Bennert
                                           Title: Vice-President &
                                                  Chief Financial Officer

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                                INDEX TO EXHIBITS

  EXHIBIT
  NUMBER                                    DESCRIPTION
  -------         --------------------------------------------------------------
    2.1           Agreement and Plan of Reorganization by and among Eclipse
                  Surgical Technologies, Inc., RW Acquisition Corporation and
                  CardioGenesis Corporation, dated October 21, 1998.

   99.1 Form of Voting Agreement between CardioGenesis and certain affiliates of Eclipse.

   99.2 Form of Affiliate Agreement between Eclipse and certain affiliates of Eclipse.

   99.3           Press Release dated October 22, 1998, entitled "Eclipse
                  Surgical Technologies, Inc. and CardioGenesis Corp. to
                  Combine."